Oppenheimer
Strategic Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated May 1, 2000,
revised January 31, 2001

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities. The Fund invest mainly in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated high yield securities of U.S. and foreign companies. Shares of the Fund are sold only as the underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this Prospectus and explains how to select shares of the Fund as an investment under that insurance product. This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. Please read this Prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.



As with all mutual funds, the Securities And Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that This Prospectus is accurate or complete. It is a criminal offense to represent otherwise.
                                           (OppenheimerFunds logo)

CONTENTS


                          ABOUT THE FUND

                          The Fund's Objective and Investment Strategies

                          Main Risks of Investing in the Fund

                          The Fund's Past Performance

                          About the Fund's Investments

                          How the Fund is Managed



                          INVESTING IN THE FUND

                          How to Buy and Sell Shares

                          Dividends, Capital Gains and Taxes

                          Financial Highlights

ABOUT THE FUND

The Fund's Objective and Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of current income principally derived from interest on debt securities.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. Government securities and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include: o short-, medium- and long-term foreign and U.S. Government bonds and notes, o collateralized mortgage obligations (CMOs), o other mortgage-related securities and asset-backed securities, o participation interests in loans, o "structured" notes, o lower-grade, high-yield domestic and foreign corporate debt obligations, and o "zero-coupon" or "stripped" securities.

         Under normal market conditions, the Fund invests in each of those three market sectors. However, the Fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's investment Manager, OppenheimerFunds, Inc. (the "Manager") believes that in doing so the Fund can achieve its objective without undue risk. The Fund can invest in securities having short, medium, or long-term maturities and may invest with out limit in lower-grade, high-yield debt obligations, also called "junk bonds."

         The Fund's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Fund can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio managers analyze the overall investment opportunities and risks in individual national economies. The portfolio managers' overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. The managers may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. The portfolio managers currently focus on the factors below (some of which may vary in particular cases and may change over time), looking for:
         o    Securities offering high current income,
         o Overall diversification for the portfolio by seeking securities whose markets and prices tend to move in different directions, and
         o Relative values among the three major market sectors in which the Fund invests.


WHO IS THE FUND DESIGNED FOR? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a fund that ordinarily will have substantial investments in both domestic and foreign debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in debt securities, particularly high-yield and foreign securities, which have special risks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Also, the Fund does not seek capital appreciation. The Fund is designed as a long-term investment for investors seeking an investment with an overall sector diversification strategy. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

         All investments have some degree of risk. The Fund's investments, in particular, are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having a similar objective.

The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. The Fund's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments are intended to help reduce the volatility of the Fund's share prices while seeking current income. Also, the Fund does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

         However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.

Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade to seek high current income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

RISKS OF FOREIGN INVESTING. The Fund can invest its assets without limit in foreign debt securities and can buy securities of governments and companies in both developed markets and emerging markets. The Fund normally invests significant amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

         The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging and Developing Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

         These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

INTEREST RATE RISKS. The prices of debt securities, including U.S. Government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in newly issued securities with lower yields will reduce the Fund's income.

PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that the Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause the value of the security to fluctuate more widely in response to changes in interest rates and this could cause the value of the Fund's shares to fall.

SECTOR ALLOCATION RISKS. The Manager's expectations about the relative performance of the three principal sectors in which the Fund invests may be inaccurate, and the Fund's returns might be less than other funds using similar strategies.

RISK OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, forwards, interest rate swaps, structured notes and CMOs are examples of derivatives the Fund can use.

If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

In the short term, the values of debt securities can fluctuate substantially because of interest rate changes. Foreign debt securities, particularly those of issuers in emerging markets, and high yield securities can be volatile, and the price of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high yield market. The Fund's sector and security diversification strategy may help cushion the Fund's shares prices from that volatility, but debt securities are subject to other credit and interest rate risks that can affect their values and the share prices of the Fund. The Fund generally has more risks than bond funds that focus on U. S. Government securities and investment-grade bonds but may be less volatile than bond funds that focus solely on investments in a single foreign sector, such as emerging markets.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

         The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance from year to year since the Fund's inception and 1, 5 and 10 years by showing how the average annual total returns of the Fund's shares compare to those of broad-based market indices. Performance is not shown for the Fund's Service shares, which were not offered prior to May 1, 2000. Because Service shares are subject to a service fee, the performance is expected to be lower for any given period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/00 through 3/31/00, the Fund's cumulative return (not annualized) was 1.10%. Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 5.90% (2ndQ'95) and the lowest return (not annualized) for a calendar quarter was -3.70% (1stQ'94).

------------------------------- ---------------------------- ---------------------------- ----------------------------
 Average Annual Total Returns
    for the periods ended                 1 Year                       5 Years                   Life of Fund*
      December 31, 1999
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Oppenheimer Strategic                      2.83%                        8.25%                        6.18%
Bond Fund/VA

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Lehman Brothers Aggregate                 -0.82%                        7.73%                        6.00%
Bond Index

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
Salomon Brothers World                    -4.27%                        6.42%                        5.96%
Government Bond Index

------------------------------- ---------------------------- ---------------------------- ----------------------------

* The Fund's inception date was 5/3/93. The "life of class" index performance is shown from 4/30/93. The Fund's returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests in a variety of domestic and foreign corporate and government debt securities, the Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and to the Salomon Brothers World Government Bond Index, an unmanaged index of debt securities of major foreign governments. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the Fund may have investments that vary from the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among the different types of permitted investments will vary over time based upon the Manager's evaluation of economic and market trends. At times the Fund might emphasize investments in one or two sectors because of the Manager's evaluation of the opportunities for high current income from debt securities in those sectors relative to other sectors. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         The Fund can invest in different types of debt securities described below. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be investment grade or below investment grade in credit quality and the Fund can invest without limit in below investment-grade debt securities, commonly called "junk bonds." These typically offer higher yields than investment grade bonds, because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional Information.

         The Fund can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategies. The Fund's portfolio might not always include all of the different types of investments described below. The statement of Addition Information contains more detailed information about the Fund's investment policies and risks.

o U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. Government securities" in this Prospectus.

o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
Government.  Some  are  supported  by the  full  faith  and  credit  of the U.S.
Government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

o Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. Government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. Government securities.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

High-Yield,  Lower-Grade  Debt  Securities.  The Fund can  purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called "junk bonds.

         Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

         The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager assigns a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. Government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above), although in some cases they may be supported by insurance or guarantees.

Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks.

Foreign Securities. The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

o Investments in Emerging and Developing Markets. The Fund can buy "Brady Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

SPECIAL PORTFOLIO DIVERSIFICATION REQUIREMENTS. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

         Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

         Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies.

         The values of interest-only and principal only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to prepayment of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

         Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

o "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments, their principal payments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

         The value of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

         o Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments." Writing covered call options is a principal strategy that is part of the Fund's objective, and is used when deemed appropriate by the Manager. The Fund is not required to use other hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

         The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to hedge against falling prices of its portfolio securities or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts and currency options can be used to try to manage foreign currency risks on the Fund's foreign investments. The Fund could write covered call options to seek cash for liquidity purposes or to distribute to shareholders.

         Options trading involves the payment of premiums and has special tax effects on the Fund. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. For cash management purposes, the Fund may hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. Government securities. In times of adverse or unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U. S. Government securities, highly-rated commercial paper, bank deposits or repurchase agreements. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

How the Fund Is Managed

THE MANAGER. The Fund's investment Manager, OppenheimerFunds, Inc., chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since 1960 and currently manages investment companies including other Oppenheimer funds. The Manager (including subsidiaries and affiliates ) manages assets of $120 billions as of January 31, 2000 and with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Managers. The portfolio managers of the Fund are David P. Negri and Arthur P. Steinmetz. They have been the persons principally responsible for the day-to-day management of the Fund's portfolio since its inception in May 1993. Both are Vice Presidents of the Fund and Senior Vice Presidents of the Manager. They also serve as officers and portfolio managers for other Oppenheimer funds. Mr. Steinmetz has been employed by the Manager since 1986, and Mr. Negri, since 1989.

Advisory Fees.  Under  the  Investment  Advisory  Agreement,  the Fund  pays the
         Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended December 31, 1999, was 0.74% of the Fund's average annual net assets.

Possible Conflicts of Interest.  The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

         The Fund's Board has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

HOW ARE SHARES PURCHASED? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That Prospectus will indicate whether you are only eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.


Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent.


AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.


         The net asset value per share is determined as of the close of The New York Stock Exchange on each day that the exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class of shares by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine the Fund's net asset value, in general based on market values. The Board has adopted special procedures for valuing illiquid and restricted securities and securities for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments might change significantly on days when shares of the Fund cannot be purchased or redeemed.

         The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the Fund receives the order from the insurance company, generally by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in Denver, Colorado.

CLASSES OF SHARES. The Fund offers two different classes of shares. The class designated as Service shares are subject to a Distribution and Service Plan. The impact of the expenses of the Plan on Service shares is described below. The class of shares that are not subject to a Plan has no class "name" designation. The different classes of shares represent investments in the same portfolio of securities but are expected to have different expenses and share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay the distributor, for distribution related services for the Fund's Service shares. Although the Plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board may increase that rate to no more than 0.25% per annum, without advance notification. The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

HOW ARE SHARES REDEEMED? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

         The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 A.M. the next regular business day at the office of its Transfer Agent in Denver, Colorado. The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than 7 days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis and to pay those dividends in March on a date selected by the Board of Trustees. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

         All dividends (and any capital gains distributions will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company.

         This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request. Because Service shares of the Fund were not issued prior to May 1, 2000, no financial information is shown for Service shares in the Financial Highlights table or in the financial statements included in the Statement of Additional Information.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                          Year Ended December 31,
                                                          1999           1998           1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                         $5.12          $5.12          $5.09          $4.91          $4.60
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .45            .39            .39            .38            .38
Net realized and unrealized gain (loss)                       (.31)          (.24)           .04            .19            .30
------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                        .14            .15            .43            .57            .68
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.29)          (.09)          (.39)          (.39)          (.37)
Distributions from net realized gain                            --           (.06)          (.01)            --             --
------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders          (.29)          (.15)          (.40)          (.39)          (.37)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $4.97          $5.12          $5.12          $5.09          $4.91
                                                             =====          =====          =====          =====          =====
------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(1)                           2.83%          2.90%          8.71%         12.07%         15.33%
==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $282,086       $279,200       $207,839       $118,716        $60,098
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $278,668       $250,227       $159,934        $82,604        $37,698
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                         9.08%          8.17%          8.23%          8.48%          9.32%
Expenses                                                      0.78%          0.80%(3)       0.83%(3)       0.85%(3)       0.85%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                      81%           134%           150%           144%            87%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $242,578,613 and $216,840,010, respectively.

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Bond Fund/VA:

The following additional information about Oppenheimer Strategic Bond Fund/VA is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


By Telephone:                      Call OppenheimerFunds Services toll-free:
                                   1-888-470-0861

By Mail:                           Write to:
                                   OppenheimerFunds Services
                                   P.O. Box 5270
                                   Denver, Colorado 80217-5270


You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@secgov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.


SEC File No. 811-4108
PR0265.001.0101
Printed on recycled paper.







Appendix to Prospectus of
Oppenheimer Strategic Bond Fund/VA
(a series of Oppenheimer Variable Account Funds)


         Graphic material included in the Prospectus of Oppenheimer Strategic Bond Fund/VA (the "Fund") under the heading "Annual Total Return (as of 12/31 each year)":

     A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the five most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended                                                Annual Total Returns

12/31/95                                               15.33%
12/31/96                                               12.07%
12/31/97                                               8.71%
12/31/98                                               2.90%
12/31/99                                               2.83%









OVAF/265psp200012b.doc